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                                                                   Exhibit 10.2


                         REVOLVING LOAN PROMISSORY NOTE


Amount not to Exceed                                New York, New York
$25,000,000                                           October 23, 1995


                 FOR VALUE RECEIVED, the undersigned, DeVlieg-Bullard, Inc., a Delaware corporation (herein the "Borrower"), promises to pay to the order of The CIT Group/Business Credit, Inc. ("CITBC"), at CITBC's offices located at 1211 Avenue of the Americas, New York, NY 10036, in lawful money of the United States of America and in immediately available funds, in accordance with the Financing Agreement (as hereinafter defined), the lesser of Twenty-Five Million Dollars ($25,000,000) or the aggregate unpaid principal amount of all Revolving Loans made by CITBC to the Borrower pursuant to the Financing and Security Agreement, dated October 23, 1995, between the Borrower and CITBC (the "Financing Agreement"). Terms defined in the Financing Agreement are used herein with their defined meanings unless otherwise defined herein.

                 The Borrower further agrees to pay interest at said office, in like money, on the unpaid principal amount owing hereunder from time to time from the date hereof on the last business day of each month commencing October 31, 1995 and at the interest rates specified in a Notice of Borrowing or a notice delivered to CITBC pursuant to the Financing Agreement. Any amount of principal hereof which is not paid when due, whether at stated maturity, by acceleration, or otherwise, shall bear interest from the date when due until said principal amount is paid in full, payable on demand at a rate per annum equal at all times to the Default Rate.

                 CITBC who is the holder of this Revolving Loan Promissory Note (the "Note") is authorized to endorse on the schedule annexed hereto and made a part hereof, or on continuations or conversions thereof which shall be attached hereto and made a part hereof, the date, the type and the amount of each Revolving Loan made by the holder hereof, and each Continuation, Conversion, payment and prepayment of principal thereof and whether a specific Initial Term Date has been established and, if so, the specific date so established which endorsements shall, in the absence of manifest error, be conclusive as to the outstanding balance of the Revolving Loans made by CITBC to the Borrower and the accuracy of the other information endorsed; provided, however, that any failure to endorse such information on such schedule or continuation thereof shall not in any





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manner affect the obligation of the undersigned to make payments of principal and interest in accordance with the terms of this Note.

                 If any payment on this Note becomes due and payable on a day other than a business day, the maturity thereof shall be extended to the next succeeding business day, and with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

                 This Note is the Revolving Loans Promissory Note referred to in the Financing Agreement and is subject to, and entitled to, all provisions and benefits thereof and is subject to optional and mandatory prepayment, in whole or in part, as provided therein. This Note is secured by certain Loan Documents, including the Financing Agreement, and is guaranteed as provided in the Financing Agreement, reference to which is hereby made for a description of the Collateral and guarantees provided for under such Loan Documents and the rights of CITBCs with respect to such Collateral and guarantees.

                 Upon the occurrence of any one or more of the Events of Default specified in the Financing Agreement or upon termination of the Financing Agreement, all amounts then remaining unpaid on this Note may become, or be declared to be, immediately due and payable, all as provided in the Financing Agreement. The Borrower hereby waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Revolving Loan Promissory Note.

                 THIS NOTE SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                           DEVLIEG-BULLARD, INC.


                                           By /s/ W. O. Thomas
                                             -----------------------------
                                             Name:  William O. Thomas
                                             Title:  President and Chief
                                                       Executive Officer



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                                                                     Schedule to
                                                 Promissory Note Revolving Loans


                   REVOLVING LOANS AND PAYMENTS OF PRINCIPAL


    Date Loan Made,
      Continued,                                                                         Unpaid
     Converted or                              Amount of           Amount of           Principal           Notation
         Paid             Type of Loan            Loan           Principal Paid         Balance             Made By
  ------------------   -----------------   -----------------   -----------------   -----------------   ----------------




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